UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY CONSOLIDATED SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number  811-22530

Salient MLP & Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX  77027
(Address of principal executive offices) (Zip code)

A. Haag Sherman
4265 San Felipe, Suite 800, Houston, TX  77027
(Name and address of agent for service)

713-993-4675
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2011

Item 1. Consolidated Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
August 31, 2011

	Shares	Fair Value
Master Limited Partnerships and Related Companies - 122.2% (1)

Coal - 4.9% (1)
United States - 4.9% (1)
Alliance Holdings GP, L.P. (2)(3)	69,240	$3,288,900
Penn Virginia Resource Partners, L.P. (3)	143,850	3,722,838
		7,011,738
Crude/Natural Gas Production - 13.5% (1)
United States - 13.5% (1)
Breitburn Energy Partners, L.P. (3)	185,280	3,425,827
MV Oil Trust (3)	182,860	7,577,718
VOC Energy Trust (3)	361,602	8,078,189
		19,081,734
Crude/Refined Products Pipelines - 43.5% (1)
United States - 43.5% (1)
Buckeye Partners, L.P. (3)	88,190	5,554,206
Enbridge Energy Management, L.L.C. (3)(4)	482,216	13,280,220
Kinder Morgan, Inc. (3)	263,750	6,817,937
Kinder Morgan Management, LLC (3)(4)	284,206	17,194,488
Magellan Midstream Partners, L.P. (2)(3)	81,700	4,899,549
NuStar Energy L.P. (3)	58,100	3,439,520
NuStar GP Holdings, LLC (3)	52,180	1,801,254
Plains All American Pipeline, L.P. (2)(3)	82,990	5,031,684
Sunoco Logistics Partners L.P. (3)	43,650	3,742,988
		61,761,846
Natural Gas/Natural Gas Liquids Pipelines - 27.8% (1)
United States - 27.8% (1)
Eagle Rock Energy Partners, L.P. (3)	576,773	6,125,329
El Paso Pipeline Partners, L.P. (2)(3)	242,600	8,925,254
Energy Transfer Equity, L.P. (2)(3)	241,360	9,229,606
Enterprise Products Partners L.P. (2)(3)	243,330	10,256,359
Spectra Energy Partners, LP (2)(3)	170,000	4,938,500
		39,475,048
Natural Gas Gathering/Processing - 15.3% (1)
United States - 15.3% (1)
Crosstex Energy, Inc. (3)	403,724	4,719,534

Crosstex Energy, L.P. (3)	205,920	3,375,029
MarkWest Energy Partners, L.P. (3)	81,860	3,933,373
Targa Resources Corp. (3)	139,160	4,152,534
Targa Resources Partners L.P. (3)	161,300	5,532,590
		21,713,060
Power/Utility - 3.0% (1)
United States - 3.0% (1)
CenterPoint Energy, Inc. (3)	210,100	4,204,101

Shipping - 14.2% (1)
Republic of the Marshall Islands - 14.2% (1)
Navios Maritime Partners, L.P.	524,740	8,317,129
Teekay LNG Partners L.P.	102,610	3,458,983
Teekay Offshore Partners L.P.	313,110	8,416,397
		20,192,509

Total Master Limited Partnerships and Related Companies (Cost $178,559,902)		$173,440,036

	Principal Amount/Shares
Corporate Bonds - 6.7% (1)		Fair Value
Coal - 5.3% (1)
United States - 5.3% (1)
Arch Coal, Inc., 7.00%, 06/15/2019 (3)	$3,800,000	$3,762,000
Arch Coal, Inc., 7.25%, 06/15/2021 (3)	3,800,000	3,762,000
		7,524,000
Exploration and Production - 1.4% (1)
United States - 1.4% (1)
Saratoga Resources, Inc., 12.50%, 07/01/2016 (3)(5)	2,000,000	1,970,000

Total Corporate Bonds (Cost $9,630,854)		$9,494,000

Short-Term Investment - 1.0% (1)
United States Investment Company - 1.0% (1)
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.02% (6) (Cost $1,389,752)	1,389,752	$1,389,752

Total Investments - 129.9% (1) (Cost $189,580,508)		184,323,788

Line of Credit Outstanding - (32.1%) (1)(7)		(45,500,000)
Other Assets and Liabilities - 2.2% (1)		3,128,245

Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$141,952,033

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	These securities are held by the Salient MLP & Energy Infrastructure Fund, Inc (the "Subsidiary") the wholly owned C-Corporation. The Salient MLP & Energy Infrastructure Fund (the "Fund") may invest up to 25% of total assets in its Subsidiary. The Subsidiary, which is organized under the laws of the state of Delaware, is wholly-owned and controlled by the Fund and is therefore consolidated in the Fund's schedule of investments contained herein. The Subsidiary was formed on May 2, 2011, and has been consolidated since its formation. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the Master Limited Partnership ("MLP") markets, within the limitations of the federal tax law requirements applicable to regulated investment companies.

(3)	All or a portion of these securities are held as collateral pursuant to the loan agreements.
(4)	Distributions are paid-in-kind.
(5)	Restricted security under Rule 144A.
(6)	Rate indicated is the current yield as of August 31, 2011.
(7)	See Note 4 for additional information.

OPEN FUTURES CONTRACTS AT PERIOD-END
Futures Contracts	Number of Contracts	Month/ Commitment	Value	Unrealized Appreciation (Depreciation)

E-mini S&P 500 Index	718	Sept 2011/Short	$43,717,225	$1,008,062
WTI Crude*	78	Oct 2011/Short	6,927,180	(425,100)

Total Futures Contracts			$50,644,405	$582,962

* This position is held by the Subsidiary

OPEN SWAP CONTRACTS AT PERIOD-END

Credit Default Swap Buy Contracts
Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed Rate	Termination Date	Notional Value	Maximum Potential Future Payment	Paid (Received)	Unrealized Appreciation (Depreciation)

Morgan Stanley	Markit CDX.NA.HY.16	Buy	5.00%	6/20/2016	$(15,200,000)	$(15,200,000)	$(91,808)	$854,848

Total Credit Default Swap Buy Contract								$854,848

Notes to the Consolidated Schedule of Investments

1.	Organization
Salient MLP & Energy Infrastructure Fund (the “Fund”) is a newly-organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund has authorized 6,400,000 common shares of beneficial interest (“Shares”), which may be issued in more than one class or series.  The Fund commenced operations on May 25, 2011.  The Fund’s Shares are listed on the New York Stock Exchange under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to shareholders. The Fund pursues its investment objective by investing at least 80% of the Fund’s total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is wholly owned and controlled by the Fund, and is therefore consolidated in the Fund’s schedule of investments contained herein.  The Subsidiary was formed on May 2, 2011, and has been consolidated since its formation.  All intercompany balances, revenues, and expenses have been eliminated in consolidation.  The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the MLP Markets, within the limitations of the federal tax law requirements applicable to regulated investment companies.

2.	Significant Accounting Policies

A. Basis of Accounting
The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“GAAP”).  The Consolidated Schedule of Investments includes the investments of the Fund and it’s Subsidiary.  All significant intercompany accounts and transactions have been eliminated in consolidation.

B. Cash Equivalents
The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

C. Investment Valuation
The Fund’s board of directors (“Board”) has authorized the establishment of a valuation committee of the Adviser (Adviser’s Valuation Committee”). The function of the Adviser’s Valuation Committee, subject to oversight of the Board Valuation Committee and the Fund’s Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Fund’s administrator.

The Fund intends to primarily own securities that are listed on a securities exchange or over-the-counter market. The Fund will value those securities at their last sale price on that exchange or over-the-counter market on the valuation date.  If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Fund may invest up to 50% of its total assets in restricted securities.  Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Fund’s board of directors. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded Fund acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value.  Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount.  Generally, the discount will initially be equal to the discount at which the Fund purchased the securities.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Debt securities will be valued at prices supplied by a Pricing Vendor; except that (1) for corporate debt obligations (including convertible securities listed on an exchange or NASDAQ), the value of the security will be the last sale price on that exchange or NASDAQ on the valuation day; and (2) short-term instruments purchased with a remaining maturity of 60 days or less, maturing at par, will be valued at amortized cost.

Futures contracts are valued at the final settlement price on the exchange on which they are principally traded.  Swap agreements are fair valued using an evaluated quote provided by an independent pricing service.  Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry and company performance.  Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.  The last bid price may be used to value equity securities.  The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements, currency and/or commodity risk.  A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency, or commodity for a fixed price at a future date.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The Fund may enter into various swap transactions, including interest rate, total return, currency and credit default swap contracts (“CDS”) to manage interest rate, currency or credit risk.

A CDS is an agreement between two parties to exchange the credit risk of an issuer. The buyer in a credit default contract is said to buy protection by paying the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred.  If the Fund is a seller of protection, and no event of default occurs, the Fund, as a seller of protection, will have received a stream of payments from the buyer of protection.  However, if an event of default occurs, the Fund must pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the referenced entity.  If a Fund is a buyer of protection and no event of default occurs, the Fund will have made a stream of payments to the seller of protection.  However, if an event of default occurs, the Fund, as buyer of protection of the underlying reference entity, will receive the full notional value, or the “par value”, of the referenced obligation owned by the Fund.  The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement.  Upon entering into swap agreements, the Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed and are then recorded as realized gains or losses on the Consolidated Statement of Operations. When entering into credit default swaps the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to them by the counterparty.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into these swap agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.  Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

D. Derivative Financial Instruments
The Fund may use derivative financial instruments. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. All derivative financial instruments will be recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations. For the period ended August 31, 2011, the Fund’s use of derivatives included futures and swap contracts.  The financial statement treatment and impact can be found in the table below.

Consolidated Statement of Assets and Liabilities
The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of August 31, 2011 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Market Risk Contracts:
Futures Contracts	Receivable for variation margin on futures *	$1,008,062	Payable for variation margin on futures *	$-
Commodity Risk Contracts:
Futures Contracts	Receivable for variation margin on futures *	$-	Payable for variation margin on futures *	$(425,100)
Credit Contracts:
Swap Contracts	Net unrealized gain/loss on swap **	854,848	Net unrealized gain/loss on swap **	-
Total		$1,862,910		$(425,100)

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments.
** Value does not include the upfront payments received on the swaps of $91,808.

Consolidated Statement of Operations
The effect of derivative instruments on the Consolidated Statement of Operations for the period ended August 31, 2011 (Unaudited):

Derivatives	Amount of Net Realized Gain (Loss) on Derivatives
Market Risk Contracts:
Futures contracts	$553,808
Commodity Risk Contracts:
Futures contracts	267,946
Credit Contracts:
Swap contracts	993,059
Total	$1,814,813

Derivatives	Change in Net Unrealized Appreciation (Depreciation) on Derivatives
Market Risk Contracts:
Futures contracts	$1,008,062
Commodity Risk Contracts:
Futures contracts	(425,100)
Credit Contracts:
Swap contracts	854,848
Total	$1,437,810

E. Federal Tax Information
As of August 31, 2011, the Fund’s tax cost was $189,580,508, resulting in accumulated net unrealized depreciation of $5,256,720, consisting of $2,061,395 in gross unrealized appreciation and $7,318,115 in gross unrealized depreciation.  Because tax adjustments are calculated annually and the Fund has not yet completed a fiscal year end, the above calculations do not reflect tax adjustments.

F.  Use of Estimates
The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

3.  Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluated quotes in active markets, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

				Total
Description	Level 1	Level 2	Level 3	Investments
Debt Securities:
Corporate Bonds(a)	$-	$9,494,000	$-	$9,494,000
Total Debt Securities	-	9,494,000	-	9,494,000

Equity Securities:
Master Limited Partnerships and Related Companies(a)	173,440,036	-		-	173,440,036
Total Equity Securities	173,440,036	-		-	173,440,036
Registered Investment Company:
Money Market Fund	1,389,752	-		-	1,389,752
Total Registered Investment Company	1,389,752	-		-	1,389,752
Sub-total	174,829,788	9,494,000		-	184,323,788
Derivative Securities:
Credit Default Swaps	-	854,848	(b)	-	854,848
Future Contracts	582,962	-		-	582,962
Total Derivative Securities	582,962	854,848		-	1,437,810
Sub-total	582,962	854,848		-	1,437,810
Total	$175,412,750	$10,348,848		$-	$185,761,598

(a)	All other industry classifications are identified in the Consolidated Schedule of Investments.
(b)	Value does not include the upfront payments received on the swaps of $91,808.

During the three months ended August 31, 2011 there were no significant transfers between investment levels.

4. Line of Credit

On June 23, 2011 the Fund entered into a $55 million secured revolving credit facility with Bank of America, N.A. London Bank. Outstanding loan balances accrue interest daily at a rate equal to one month Libor plus 0.95%. The Fund will pay a fee of 0.25% on any unused amounts on the credit facility.

The average principal balance and interest rate for the period during which the Fund’s credit facility was utilized during the period ended August 31, 2011 was approximately $30,750,000 and 1.15%, respectively. At August 31, 2011, the principal balance outstanding was $33,000,000 at an interest rate of 1.17%.

On July 19, 2011, the Subsidiary entered into a $14 million secured revolving credit facility with Bank of America, N.A. London Bank. Outstanding loan balances will accrue interest daily at a rate equal to one month Libor plus 0.95%. The Subsidiary will pay a fee of 0.25% on any unused amounts on the credit facility.

The average principal balance and interest rate for the period during which the Subsidiary’s credit facility was utilized during the period ended August 31, 2011 was approximately $12,167,000 and 1.16%, respectively. At August 31, 2011, the principal balance outstanding was $12,500,000 at an interest rate of 1.17%.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Salient MLP & Energy Infrastructure Fund

By (Signature and Title) /s/  Greg A. Reid
                                                  Greg A. Reid, President & Chief Executive Officer
Date October 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/  Greg A. Reid
                                                   Greg A. Reid, President & Chief Executive Officer
Date October 11, 2011

By (Signature and Title) /s/  John E. Price
                                                          John E. Price, Treasurer & Chief Financial Officer
Date October 11, 2011